UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K/A
(Amendment No. 1)

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2015

Silver Bay Realty Trust Corp.
(Exact name of registrant as specified in its charter)

Maryland	001-35760	90-0867250
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3300 Fernbrook Lane North, Suite 210 Plymouth, MN 55447
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:   (952) 358-4400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A amends and supplements the Current Report on Form 8-K, as filed on April 1, 2015 by Silver Bay Realty Trust Corp. (the "Company"), to include historical financial statements and unaudited pro forma financial information required to be filed by Item 9.01(a) and (b), for the Company's acquisition of approximately 2,460 homes from The American Home Real Estate Investment Trust, Inc.

Item 9.01 Financial Statements and Exhibits

(a)    Financial Statement of Property Acquired - The American Home Portfolio

The following Statement of Revenue and Certain Direct Operating Expenses are set forth in Exhibit 99.1 which are attached hereto and incorporated by reference.

(1) Independent Auditors' Report.

(2) Statement of Revenue and Certain Direct Operating Expenses for the year ended December 31, 2014.

(3) Notes to the Statement of Revenue and Certain Direct Operating Expenses.

(b)    Pro Forma Financial Information

The following pro forma financial statements are set forth in Exhibit 99.2 which are attached and incorporated herein by reference.

(1) Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2014.

(2) Notes to the Unaudited Pro Forma Condensed Consolidated Balance Sheet.

(3) Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2014.

(4) Notes to Unaudited Proforma Condensed Consolidated Statement of Operations.

(c)    Not applicable.

(d)    Exhibits

23.1    Consent of Ernst & Young LLP
99.1    Financial Statements of Property Acquired - The American Home Portfolio
99.2    Unaudited Pro Forma Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILVER BAY REALTY TRUST CORP.

	By:	/s/ Christine Battist
Christine Battist
Chief Financial Officer and Treasurer

Date: May 1, 2015

EXHIBIT INDEX

Exhibit Number        Description______________________________________________________________________

23.1	Consent of Ernst & Young LLP

99.1	Financial Statement of Property Acquired - The American Home Portfolio

99.2	Unaudited Pro Forma Financial Information

4